THE COMMUNITY DEVELOPMENT FUND

(the “Trust”)

Supplement dated November 6, 2025 to the

Statement of Additional Information (“SAI”) dated May 1, 2025, as amended August 27, 2025

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Board of Trustees of the Trust (the “Board”) have approved an expansion of the Board from three to six members. In connection with the expansion of the Board, Ms. Judith Keyes and Mr. Alfio Leone have been elected to serve as new Independent Trustees of the Trust, and Mr. Gregory A. Thomas has been elected to serve as a new Interested Trustee of the Trust. Dr. Kenneth H. Thomas, Ph.D. continues to serve as an Interested Trustee of the Trust, and Mr. Rodger D. Shay, Jr. and Ms. Isabel Lacambra continue to serve as Independent Trustees of the Trust.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

A.	In the “Trustees and Officers of the Trust” section, under the heading titled “Members of the Board,” the first paragraph is hereby deleted and replaced with the following:

Members of the Board. There are six members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Kenneth H. Thomas, Ph.D. serves as Chairman of the Board. Rodger D. Shay, Jr serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (67%) of the Board, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

B.	The sub-section titled “Interested Trustees” in the “Trustees and Officers of the Trust” section is hereby deleted and replaced with the following:

Interested Trustees.

Kenneth H. Thomas, Ph.D. (Born: 1947), is the nation’s leading expert and author on the CRA. Dr. Thomas has advised federal bank regulators on CRA and related public policy issues, including training federal bank CRA examiners and has consulted with numerous banks and thrifts on all aspects of CRA. He also has testified before Congress and federal bank regulators several times on the CRA and related bank regulatory and public policy issues and has written numerous articles and two books on CRA. Dr. Thomas was a member of the Finance Department faculty at The Wharton School of the University of Pennsylvania for 42 years where he taught Banking and Monetary Economics. Dr. Thomas is also a member of the Board of Directors and Chairman of the Nominating/Corporate Governance Committee of NorthEast Community Bank and NorthEast Community Bancorp, Inc. He has served on the Board since 2015. The business address of Dr. Thomas is 6255 Chapman Field Drive, Miami, Florida 33156.

Gregory A. Thomas (Born: 1979) joined the Board on October 28, 2025. Mr. Thomas has served as the President and Chief Investment Officer of the Adviser since January 2022. He has over 20 years of experience in the investment management industry. Prior to joining the Adviser, Mr. Thomas served as Portfolio Manager at Segantii Capital Management from January 2021 to January 2022. Prior to 2021, Mr. Thomas held various roles at other asset management firms going back to 2002. The business address of Mr. Thomas is 6255 Chapman Field Drive, Miami, Florida 33156.

C.	The sub-section titled “Independent Trustees” in the “Trustees and Officers of the Trust” section is hereby deleted and replaced with the following:

Independent Trustees.

Rodger D. Shay, Jr. (Born: 1959) joined the Board on February 27, 2018. Mr. Shay has been Chief Executive Officer and Chairman of the Board of Directors of Austin Atlantic Inc. and Austin Atlantic Capital, Inc. since June 2016. He has been the Chief Executive Officer and Chairman of Austin Atlantic Asset Management Co. since 2023. He also serves as Chairman of the Board of Directors of Anthem Bank and Trust, as Chairman of Catholic Charities Foundation, and as Chairman of the Boards of Directors of Cristo Rey Miami High School Inc., Cristo Rey Miami Work Study Program, Inc., and CRM Acquisition Co. Previously, Mr. Shay served as President of Shay Financial Services, Inc. from January 2008 to June 2016 and as a member of the Board of Directors of Asset Management Fund, Inc. from January 2005 to October 2015. The business address of Mr. Shay is 6255 Chapman Field Drive, Miami, Florida 33156.

Isabel Lacambra (Born: 1958) joined the Board on February 18, 2025. Ms. Lacambra has served as Managing Senior Vice President for City National Bank of Florida since 2017. Ms. Lacambra previously served as Senior Vice President Director of Residential Lending and Senior Vice President Director of Consumer Compliance for City National Bank of Florida from 2016 to 2017. Previously, Ms. Lacambra served as Senior Vice President for Gibraltar Private Bank & Trust from 2008 to 2016 and as Vice President Mortgage Banking Director and Vice President Division Loan Manager at Wachovia from 2005 to 2008. The business address of Ms. Lacambra is 6255 Chapman Field Drive, Miami, Florida 33156.

Judith Keyes (Born: 1958) joined the Board on October 28, 2025. Ms. Keyes has served as First Vice President and Community Reinvestment Act (“CRA”) and Corporate Responsibility Officer since November 2022. Previously, Ms. Keyes served as Vice President and CRA Officer of Amalgamated Bank from August 2021 to November 2022, Orange County Bank and Trust Company from November 2020 to August 2021 and Atlantic Stewardship Bank from March 2012 to 2019. Prior to 2012, Ms. Keyes held various roles at several other banking institutions going back to 1995. The business address of Ms. Keyes is 6255 Chapman Field Drive, Miami, Florida 33156.

Alfio “Al” Leone IV, CFA (Born: 1972) joined the Board on October 28, 2025. Mr. Leone has served as Asset-Backed Securities Evaluator at Bloomberg since 2020, where he focuses on the assessment and evaluation of structured finance instruments. Mr. Leone has nearly three decades of experience in the financial industry, specializing in portfolio management, trading and structured product analysis. Earlier in his career, Mr. Leone was a Managing Director and Structured Products Portfolio Manager at MetLife Investment Management, where he contributed to investment strategy and portfolio construction. Prior to that, he held senior roles at Logan Circle Partners, including Managing Director and Head of Structured Products, where he also managed and helped launch the Fund in 2016. Mr. Leone was previously a Vice President at Lincoln National, concentrating on the trading and analysis of securitized products. The business address of Mr. Leone is 6255 Chapman Field Drive, Miami, Florida 33156.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

D.	The sub-section titled “Fund Shares Owned by Board Members” in the “Trustees and Officers of the Trust” section is hereby deleted and replaced with the following:

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. The Trust is not part of any “family of investment companies” as such term is defined in Form N-1A. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]
Interested
Kenneth H. Thomas, Ph.D.	Over $100,000
Gregory A. Thomas	None
Independent
Rodger D. Shay, Jr.	None
Isabel Lacambra	None
Judith Keyes	None
Alfio Leone	None

1	Valuation date is August 31, 2025.

E.	The sub-section titled “Board Compensation” in the “Trustees and Officers of the Trust” section is hereby deleted and replaced with the following:

Board Compensation. The Trust pays no compensation to the Trustees listed below who are interested Trustees. The independent Trustees are each paid $1,500 per Board meeting for their services to the Trust, and the Trustees are reimbursed by the Trust for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Trust. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested
Kenneth H. Thomas, Ph.D.	$0	$0	$0	$0
Gregory A. Thomas	$0	$0	$0	$0
Independent
Rodger D. Shay, Jr.	$5,000	$0	$0	$5,000
Ronald Lindhart*	$3,750	$0	$0	$3,750

Isabel Lacambra**	$0	$0	$0	$0
Judith Keyes***	$0	$0	$0	$0
Alfio Leone***	$0	$0	$0	$0

*	Mr. Lindhart retired from the Board effective February 28, 2025, after having dutifully served on the Board since the Fund’s inception. The Board is grateful to Mr. Lindhart for his devoted service and steadfast commitment to the Fund, the Fund’s shareholders, and the Board.

**	Ms. Lacambra joined the Board effective February 18, 2025 and did not receive compensation for the Fund’s most recently completed fiscal year.

***	Ms. Keyes and Mr. Leone joined the Board effective October 28, 2025 and did not receive compensation for the Fund’s most recently completed fiscal year.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE